UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

POTLATCH CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

In September 2006, the Financial Accounting Standards Board, or FASB, issued FASB Staff Position, or FSP, No. AUG AIR-1, “Accounting for Planned Major Maintenance Activities.” This FSP prohibits companies from recognizing planned major maintenance costs under the “accrue-in-advance” method, which allowed the accrual of a liability over several reporting periods before the maintenance is performed. FSP AUG AIR-1 is applicable to entities in all industries for fiscal years beginning after December 15, 2006, and must be retrospectively applied. Adoption of this FSP did not have an effect on our annual 2006 financial condition and results of operations. However, prior to adoption of this FSP, we did use the “accrue-in-advance” method to recognize planned major maintenance costs for interim reporting periods.

The table attached as Exhibit 99.1 presents segment operating income (loss), net earnings and net earnings per diluted common share for all reporting periods in 2006, revised to reflect the adoption of FSP AUG AIR-1.

On March 30, 2007, we signed a definitive agreement with a private-equity tree farm investment fund for the sale of our hybrid poplar tree farm in Boardman, Oregon, for $65 million. In accordance with FASB Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” pre-tax operating losses for interim reporting periods and full year 2006 will be classified as discontinued operations in our Statements of Operations and Comprehensive Income. Results for the Resource segment on the following table have therefore been revised to exclude operating results from the Boardman operation.

Reflected on the table attached as Exhibit 99.1 is a change in the name of one of our segments. Our previously named “Land Sales and Development” segment has been renamed the “Real Estate” segment. The change in the name was made to more accurately reflect the primary business functions of the segment, which are the sale of non-strategic timberland real estate and the acquisition of timberlands.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1—Revision of Business Segment Information

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull
Corporate Secretary

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Revision of Business Segment Information

4